Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
October 31, 2023
RIE-NPRT1-1223
1.9900255.102
Common Stocks - 99.1%
	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 94.2%
REITs - Apartments - 12.8%
American Homes 4 Rent Class A	7,603	248,922
Equity Residential (SBI)	5,010	277,203
Invitation Homes, Inc.	7,212	214,124
Mid-America Apartment Communities, Inc.	3,650	431,248
UDR, Inc.	14,370	457,110
		1,628,607
REITs - Diversified - 30.3%
Apartment Income (REIT) Corp.	6,478	189,222
Crown Castle International Corp.	10,788	1,003,068
Digital Realty Trust, Inc.	5,067	630,132
Elme Communities (SBI)	1,902	24,270
Equinix, Inc.	1,378	1,005,444
Gaming & Leisure Properties	3,386	153,691
Lamar Advertising Co. Class A	1,972	162,236
SBA Communications Corp. Class A	3,270	682,220
		3,850,283
REITs - Health Care - 10.1%
Ventas, Inc.	17,256	732,690
Welltower, Inc.	6,549	547,562
		1,280,252
REITs - Hotels - 2.3%
DiamondRock Hospitality Co.	21,463	165,909
Ryman Hospitality Properties, Inc.	1,532	131,139
		297,048
REITs - Management/Investment - 5.1%
NNN (REIT), Inc.	10,289	373,799
Weyerhaeuser Co.	9,564	274,391
		648,190
REITs - Manufactured Homes - 3.7%
Equity Lifestyle Properties, Inc.	2,065	135,877
Sun Communities, Inc.	3,050	339,282
		475,159
REITs - Regional Malls - 0.4%
Tanger Factory Outlet Centers, Inc.	2,069	46,656
REITs - Shopping Centers - 9.5%
Kimco Realty Corp.	20,610	369,743
Phillips Edison & Co., Inc.	7,130	251,760
Regency Centers Corp.	5,578	336,130
SITE Centers Corp.	9,121	106,351
Urban Edge Properties	8,897	141,106
		1,205,090
REITs - Single Tenant - 2.6%
Four Corners Property Trust, Inc.	4,027	85,775
Spirit Realty Capital, Inc.	6,615	238,074
		323,849
REITs - Storage - 5.9%
CubeSmart	10,449	356,206
Extra Space Storage, Inc.	1,066	110,427
Iron Mountain, Inc.	4,896	289,207
		755,840
REITs - Warehouse/Industrial - 11.5%
Americold Realty Trust	4,069	106,689
Prologis (REIT), Inc.	12,575	1,266,934
Terreno Realty Corp.	1,666	88,764
		1,462,387
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		11,973,361
Real Estate Management & Development - 4.9%
Real Estate Services - 4.9%
CBRE Group, Inc. (a)	5,130	355,714
CoStar Group, Inc. (a)	2,770	203,346
Zillow Group, Inc. Class C (a)	1,697	61,516
		620,576
TOTAL COMMON STOCKS (Cost $15,686,627)		12,593,937

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $15,686,627)	12,593,937
NET OTHER ASSETS (LIABILITIES) - 0.9%	113,778
NET ASSETS - 100.0%	12,707,715

Legend

(a)	Non-income producing

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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